SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              EMCORE Corporation
                 --------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                New Jersey                             22-2746503
       ---------------------------              -----------------------
 (State of Incorporation or Organization) (I.R.S. Employer Identification No.)


394 Elizabeth Avenue, Somerset, New Jersey               08873
        --------------------------              -----------------------
 (Address of principal executive offices)             (zip code)


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
If this Form relates to the                                         If this Form relates to the registration
registration of a class of debt                                     of a class of debt securities and is to
securities and is effective upon                                    become effective simultaneously with
filing pursuant to General                                          the effectiveness of a concurrent
Instruction A(c))(1), please                                        registration statement under the
check the following box. / /                                        Securities Act of 1933 pursuant to
                                                                    General Instruction A(c)(2) please
                                                                    check the following box. / /
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Securities to be registered pursuant to Section 12(b) of the Act:  None.

Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, no par value
                   -----------------------------------------
                               (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered.

        Reference is made to the section "Description of Capital Stock" of the Registrant's Prospectus, constituting a part of the Registration Statement on Form S-1, Registration No. 333-18565 filed on December 23, 1996, as amended by Amendment No. 1 filed on February 6, 1997, Amendment No. 2 filed on February 11, 1997 and Amendment No. 3 filed on February 24, 1997 by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended, which is incorporated herein by reference.

Item 2.  Exhibits.

        The securities described herein have been approved for inclusion in the Nasdaq National Market, and are being registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). Accordingly, the following exhibits required in accordance with Part I to the Instructions as to Exhibits on Form 8-A are being duly filed with the Commission and The Nasdaq Stock Market, Inc.:

        1.  Certificate of Incorporation (Incorporated by reference to Exhibit
3.1 to Registrant's Registration Statement on Form S-1 (File No. 333-18565)).

        2. By-Laws (Incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1 (File No. 333-18565)).

        3.  Specimen certificate of the security being registered
(Incorporated by reference to Exhibit 4.1 to Registrant's Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-18565)).

                                  SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                         EMCORE CORPORATION


                         By:  /s/ Thomas G. Werthan
                          Name:  Thomas G. Werthan
                          Title:  Vice President and Chief Financial Officer
                          Date:  February 25, 1997
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